NOTES
                                                                  EXHIBIT 99.523

          Overview of PSC Strategy
          Business Development Workshop

          13 May 1998

          PSC confidential and proprietary

                                                            [PEROT SYSTEMS LOGO]

NOTES

          How our strategy distinguishes us
          "PSC is focused on a simple idea that is distinctive in the competitive context."

Competitor               Mission in a nutshell         Focus
----------               ---------------------         ------
Andersen Consulting      Transform enterprises.        Change
CSC                      Build systems.                Reliability
EDS                      Build infrastructure.         Co-sourcing
IBM ISSC                 Build infrastructure.         Industry solutions
Perot System             Prepare for the future.       Emergent Economy


                                                            [PEROT SYSTEMS LOGO]

NOTES

WAYS TO EVALUATE OUR STRATEGY
"How do we know if our strategy is on the right track?"


Basis for         Why?         - Does it leverage our competencies?
the strategy                   - Does it build on our history & reputation?
                               - Does it exploit competitive dynamics?
                               - Does it reflect trends in market conditions?

Depiction of      What!        - Is it clear and powerful enough to guide us?
the strategy                   - Is it compelling to our prospective partners?
                               - Is it distinctive enough to command attention?

Consequences      So...        - Does it give us organizational focus?
of the strategy                - Can it generate valuable points of view?
                               - Does it drive specific products & services?



                                                           [PEROT SYSTEMS LOGO]

NOTES
                                                                            Why?

A NEW DIGITAL ERA HAS ARRIVED: UBIQUITY
"PSC understands and responds to key long-wave changes."

                    GLASS ROOMS->       DESKTOPS->          UBIQUITY
                    1947-82             1982-95             1995-

Key benefit         Automation          Decentralization    Relationships
Power center        Producers           Retailers           Consumers
Control points      Vendors             Integrators         Multiple
Hardware            Mainframes          Clients/Servers     Pervasive
Software            Back office         Networks            Transparent

The steady quantitative progress of the past 40 years - more MIPS, more MBs, more transistors, etc. - has fostered a qualitative change. BIOLOGICAL MODELS OF THE ECONOMY ARE REPLACING MECHANICAL ONES. MOMENTUM AND INNOVATION WILL BE MORE IMPORTANT THAN CONTROL.

                                                            [PEROT SYSTEMS LOGO]

NOTES
                                                                            Why?

CONSEQUENCES OF UBIQUITOUS TECHNOLOGY
"PSC has a clear vision of what's coming."

IN THE CASE OF COMPUTERS AND NETWORKS, MORE IS DIFFERENT.
At 1 million nodes, it's a university research network, with many discussion groups; at 100 million nodes, it's a global platform for commerce and communication.

DIGITAL TECHNOLOGY: NOT JUST FOR PROPELLER-HEADS ANYMORE.
Chips and software are present in products ranging from ears to toasters to toys. In the US alone, 45% of adults have net access; by 2000, 36 million US households and 380,000 businesses will be online; women account for 60% of US online shopping. Asia and Europe are already ramping up for similarly rapid growth.

INVESTING MORE TO GET MORE.
Yesterday's IT investments, made primarily to cut costs and streamline processes, are now a foundation upon which companies can build new revenues. On this base, relatively targeted investments can reap relatively colossal rewards.

NOBODY'S DRIVING THE BUS.
Thirty years of aggressive IT investment has produced a thicket of platforms, standards and other interdependencies that go well beyond what managers - or even conventional outsourcers and integrators - can control. IT services firms must respond with creativity and continual reinvention.

                                                            [PEROT SYSTEMS LOGO]

NOTES
                                                                            Why?

THE EMERGENT ECONOMY: SHIFTS AT FOUR LEVELS "PSC has worked to 'net out' complex technological and economic changes."

....for                   1         INDIVIDUALS ARE GAINING POWER
individuals                        Increasing choices, convenience, and personal
                                   responsibility are breeding higher expectations.

....within                2         ENTERPRISES ARE BECOMING MORE AGILE
companies                          They aim increasingly for value creation
                                   and effectiveness rather than pur efficiency.

....across                3         INDUSTRIES ARE DECLINING IN IMPORTANCE
companies                          'Disintermediation' drives shift in focus from
                                   competitors to customers and complementors.

....to basic              4         INFRASTRUCTURE IS AN ACTIVE CHOICE
structures                         Formerly the domain of the SEC, ICC,
                                   and Ma Bell, infrastructure has become a
                                   very powerful and flexible strategic tool.

[VARIOUS LOGOS]

                                                            [PEROT SYSTEMS LOGO]

NOTES
                                                                           What!

PEROT SYSTEMS CORPORATION MISSION
"PSC goes beyond the nuts and bolts of IT to drive strategic innovation."

Perot Systems Corporation prepares enterprises to seize the opportunities of the Emergent Economy. To do this, we help our clients and partners get closer to their customers, partner in building new forms of business, and apply technology strategically.

                                                            [PEROT SYSTEMS LOGO]

NOTES                                                                      What!


HOW PSC ADDS VALUE AT ALL LEVELS
"PSC is building the skills and focus to help enterprises thrive in the Emergent Economy."

.... for             1         CREATE USER-CENTERED SYSTEMS AND STRATEGIES
individuals                   Foster community-based digital marketplaces;
                              self service IT; and compelling experiences.

.... within          2         PREPARE ENTERPRISES TO BE AGILE
companies                     Bundle digital infrastructure, process redesign,
                              & culture change enterprises need to adapt.

.... across          3         FULL ENTERPRISES TOGETHER IN INNOVATIVE WAYS
companies                     Foster 'webs' of complementary enterprises &
                              new process for alignment across companies.

.... to basic        4         DEVELOP INFRASTRUCTURE STRATEGIES
structures                    Help clients make buy/build/partner decisions;
                              launch ventures to build digital infrastructure.

                                                            [PEROT SYSTEMS LOGO]

NOTES                                                                      So...


HOW OUR STRATEGY CAUSES US TO ACT
"PSC's approach is novel, bold, and creative."

We build new kinds of capabilities
     powerful intranets like TRAIN, comprehensive CRM offerings, rapid reengineering, user-centered strategies

We blaze new paths to market
     Value webs; cross-industry, cross-competency systems like e-treasury, e-home, and health care network

We foster reward-sharing relationships
     e.g. Swiss Bank, Galileo, others


                                                            [PEROT SYSTEMS LOGO]

NOTES
                                                                        So . . .

COMPONENTS OF OUR STRATEGY
"PSC uses multiple kinds of competencies in an integrated way."



                                   [GRAPHIC]

                                                            [PEROT SYSTEMS LOGO]

NOTES                                                                      So...

HOW WE INNOVATE OUT FROM OUR CORE
"From a solid base, PSC is venturing intelligently into the white spaces."


                                   [GRAPHIC]

                                                            [PEROT SYSTEMS LOGO]

NOTES

                                                                        So . . .

DEVELOPING CLIENT RELATIONSHIPS: MIGRATION PATH
"PSC is augmenting outsourcing by creating more sophisticated services."


                                    [CHART]


                                                            [PEROT SYSTEMS LOGO]

NOTES

                                                                           So...

CRUCIAL BEHAVIORAL SHIFTS
"PSC's strategy will be real only when we begin to behave in fundamentally new ways."


TARGET INDIVIDUAL CUSTOMERS
     Our vertical industry groups must decide specifically who to target and what value we would add.

MAKE COMPETENCIES EASILY ACCESSIBLE
     Our verticals must have instantaneous, effective ability to access and apply our technical and process competencies.

CLOSE DEALS QUICKLY
     PSC must be willing to move boldly and imaginatively in constructing partnerships, which means we have to take risks.

EXECUTE ON WHAT WE SELL
     PSC must improve the quality, thoroughness, and reliability of our service delivery.


                                                            [PEROT SYSTEMS LOGO]

NOTES

CRUCIAL STRATEGY TASKS
"These are some immediate items we need to focus on."

1.  Develop metrics and set objectives

2.  Develop PSC process model

3.  Identify and polish high level processes, e.g., sales and marketing

4.  Develop multiple points of view across the enterprise

5.  Create visibility around our distinctiveness

6.  Refine mergers and acquisition plan


                                                            [PEROT SYSTEMS LOGO]

NOTES                                                                    Details

BUILDING CAPABILITIES AND ADDING COMPETENCIES
Recommendations from the New Competencies task force

PSC must continue to grow and add technical capabilities (skills, methods, and processes we will routinely need) as well as technical COMPETENCIES (differentiating skills and methods that we can aggressively market).

                                IN PLACE TODAY                     NEED TO DEVELOP
These help PSC and         ADAPTIVE SYSTEMS MANAGEMENT         > Mobility
our partners achieve       E-COMMERCE                          > Knowledge Management
STRATEGIC GROWTH...        CUSTOMER RELATIONSHIP MGMT.         > New Channel Marketing

These help PSC and         DATA MINING/DATA WAREHOUSES         > Security
our partners increase      Business Process Automation         > Collaborative Work
RETURN ON INVESTMENT       Internet/Intranet

These help PSC build       OBJECT-ORIENTED TOOLS & METHODS     > Software Engineering
OPERATIONAL EFFICIENCIES   NETWORKING                          > Project/Program Management
& COST SAVINGS             Legacy Integration                  > Repeatable Architectures
                                                                 & Processes



                                                            [PEROT SYSTEMS LOGO]

NOTES

                                                                         Details

STABILIZING TECHNICAL OPERATIONS
Recommendations from the Operational task force


PSC must be an industry leader in effectively executing any projects or programs it sells. To achieve this we will:


- Migrate current technical capabilities from a model that appears to be commodity to a value-added service

-    Create systems that are more open, ubiquitous, and robust

- Create management tools that make our capabilities easier to understand, access, and apply

- Create voluntary conventions that will better leverage our routinely applied technical capabilities

- Address specific improvements in security, network backbone, networking, message and directory services

-    Examine systems for cost reallocation


                                                            [PEROT SYSTEMS LOGO]

NOTES

                                                                         Details

ACQUIRING NEW COMPETENCIES AND CAPABILITIES
Recommendations from the M&A task force


PSC must more systematically drive acquisition plans out of units, in a manner that leverages our concept of the Emergent Economy.


1.   BUSINESS UNIT STRATEGY MUST DRIVE M & A
     -    Better screening process
     -    M & A team alignment to business unit
     -    M & A can support achievement to sales objectives

2.   CORPORATE RESOURCES MUST BE RATIONED
     -    Annual budget set by corporate
     -    Competition for resources
     -    General allocations to business units

3.   THERE MUST BE CLEAR ACCOUNTABILITY WHEN RESOURCES ARE OMITTED TO M & A
     PURSUITS
     -    Business units sponsor from initial contact thru close
     -    Define and assign budgets for pursuit & close

4.   WE MUST IMPROVE OUR ABILITY TO EFFECTIVELY INTEGRATE ACQUIRED COMPANIES
     -    Transition planning (sooner, more comprehensive)
     -    Cross functional teams, lead by business unit

5. KEY CLIENTS, PARTNERSHIPS AND ALLIANCES WILL INFLUENCE AND INFORM BUSINESS UNIT STRATEGY
     -    Identify Key Accounts/Prospectus
     -    Cooperative strategy development


                                                            [PEROT SYSTEMS LOGO]

NOTES                                                                    Details

DELIVERING OUR COMPETENCIES
Recommendations from the Competency Life Cycle task force


PSC must combine our technical capabilities and project offices into new units called Applied Technology Centers (ATC's). This will permit us to propagate our skills more broadly while continually subjecting them to the discipline of markets.


     -    Integrate competencies and POs into ATCs.

     - Define strategy relative to competency, service line, and utility, which form ATC.

     - Each competency should have business plans relative to their lifestyle stage.

     -    Use pilots to form ATCs for each stage of the lifecycle.

     - Clearly define PSC sales channel strategy, the role of an integrator, function of ATC (level of centralization vs. decentralization).

                                                            [PEROT SYSTEMS LOGO]

NOTES

                                   [GRAPHIC]

                              [PEROT SYSTEMS LOGO]
                                  May 07, 1998


                                                           [PEROT SYSTEMS LOGO]1

NOTES

OUR STRATEGY
--------------------------------------------------------------------------------

Our strategy is to segment and conquer...


                                    [CHART]

                                                           [PEROT SYSTEMS LOGO]2

NOTES

WHAT ARE WE TRYING TO DO?
--------------------------------------------------------------------------------
Focus on high potential segments in the United States

                           Market Segments

                              [Chart]

Source: IDC August, 1996: Note: Annual spending of $3 billion is on professional services only, and does not include spending on IT hardware and software.



                                                           [PEROT SYSTEMS LOGO]3

NOTES

--------------------------------------------------------------------------------
Provide bundled solutions focused on our clients' critical success factors ...

                           Market Segments

                              [Chart]



                                                           [PEROT SYSTEMS LOGO]4

NOTES

WHAT IS NEW IN OUR APPROACH?
-------------------------------------------------------------------------------
Why do we think it will succeed...we help our clients achieve renewable competitive:


                         -  Industry focus
                         -  Fully integrated continuum of
                            services: Analyze, design,
                            build, implement and operate
                         -  Advanced business, clinical,
                            and technical skills
                         -  Emphasis on time compression
                            and speed of results
    [CHART]              -  Pure services bundled with
                            "best of breed" collaborators to
                            create solutions focused on our
                            clients' critical success factors
                         -  Enterprise or timeshare
                            services
                         -  Pricing models aligned with
                            our clients objectives
                              -  Transaction
                              -  Unit
                              -  Risk

                                                           [PEROT SYSTEMS LOGO]5

NOTES

-------------------------------------------------------------------------------
Why do we think it will succeed...our work for these clients is typical of our continuum of services approach.

    Client                       Engagement                         Result
----------------------------------------------------------------------------------------
Tenet Healthcare        -  Technology Partnership     -  Operate the largest frame relay
Corporation             -  Bundled Solutions             network in the industry
                             - Managed care           -  Over 100 disparate hospitals
                             - Physician management      integrated within one year
                             - E Commerce             -  Reduced 15 costs by $20 million per
                                                         year
                                                      -  Achieved economies of scale
                                                      -  Reduced variable 15 costs
                                                      -  Allowed Tenet to rapidly acquire
                                                         and integrate new hospitals

Charter Behavioral     -  IT Strategy and             -  Web Access of Clinical Records and
Health Systems            implementation                 Administrative Information
                       -  Development of              -  Increased annual savings in excess of
                          National Frame Relay           $3.5 million
                       -  Introduction of call        -  Increased call handling to 400,000 call
                          center technology and          annually
                          applications

                                                           [PEROT SYSTEMS LOGO]6

NOTES

--------------------------------------------------------------------------------
Why do we think it will succeed...our work for these clients is typical of our continuum of services approach.


Client                                   Engagement                                       Result
-------------------------------------------------------------------------------------------------------------
Atlantic Health                    o Accelerating the design               o Within 18 months:
System                               and execution of                        -Merger of one large hospital to
                                     Atlantic's IHN strategy                  the network; pending mergers or
                                     -Expand horizontal                       sponsorships with eight
                                      and vertical                            additional hospital partners
                                      networks                               -Completion of strategic
                                     -Develop an MSO                          relationships with vertical
                                     -Design and                              network partners
                                      implement a                            -Full implementation of an MSO,
                                      physician network                       including completion of 1,000
                                                                              member physician network
-------------------------------------------------------------------------------------------------------------
Aurora Health Plan                 o Implementation of                     o Allowed Aurora entry to managed
                                     AMISYS(TM) Managed                      care market
                                     Care System                           o Implemented managed care
                                     (outsourcing                            functionality without large
                                     arrangement)                            implementation capital outlay

                                                         [PEROT SYSTEMS LOGO]  7

NOTES

WHAT IS NEW IN OUR APPROACH?
--------------------------------------------------------------------------------
Why do we think it will succeed....our work for these clients is typical of our continuum of services approach.

CLIENT               ENGAGEMENT                             RESULT
--------------------------------------------------------------------------------
Health First     o Design and                  o Electronic transactions for
Health Plans       implementation of             eligibility records, referral
                   E-Commerce solution           information, and client results
                                                 through the internet
                                               o Lowered administrative costs
--------------------------------------------------------------------------------
North Shore      o Formulated and              o Executed sever major hospital
Health System      executed in strategic         acquisitions (3000 beds)
                   plan to position the        o Grew revenue to $1.8 billion
                   hospital as a regional      o Developed eight PHO's a Super
                   integrated health network     PHO and a system-wide MSO
                                               o Established managed care
                                                 relationships covering 300,000
                                                 lives

                                                         [PEROT SYSTEMS LOGO]  8

NOTES

ASSUMING SUCCESS...
-------------------------------------------------------------------------------
What Difference Does it Make to Our Clients? How do they get paid?

                                At Risk Revenue

                                   [GRAPHIC]

New revenue through membership market share

Lower cost and better quality

Lower cost and better customer service

Every 1% reduction in medical delivery has a significant impact on operating margin


                                                         [PEROT SYSTEMS LOGO]  9

NOTES


HOW LONG WILL IT TAKE, HOW MUCH WILL IT COST?
--------------------------------------------------------------------------------

                                    REVENUE

                                    [CHART]

                         1996           1997           1998           1999           2000
                         ----           ----           ----           ----           ----
Growth rate               54%            31%            37%            25%            25%
Operating Margin          15%            18%            20%            25%            30%
Backlog                  200M           270M           300M           400M           500M
Anchors US                 1              1              2              3              4
Anchors Int                0              0              1              1              2
WWShare OS                 6%             8%             9%            10%            11%
WWShare Solutions          5%             1%           1.5%             2%           2.5%

                                                        [PEROT SYSTEMS LOGO]  10

NOTES


                           Global Financial Services

                               Strategy Overview

                                 May 07, 1998


                                                         [PEROT SYSTEMS LOGO]  1

NOTES


STRATEGIC CONTEXT
--------------------------------------------------------------------------------

        ...Dick Boyle         "In the past, I relied on technology to reduce cost and increase productivity.
Retired Vice-Chairman         Now i rely on technology to hold customers and to get new customers."
 Chase Manhattan Bank

       ...Marcel Ospel        "Technological development, whether we like it or not, has to be a core competence
                   CEO        of our organization. This business will become more and more computerized. There are
Swiss Bank Corporation        all sorts of scenarios you can develop for the electronic disintermediation of businesses whether in investment banking, private banking or whatever. We have to stay on top of such skills."

....Wall Street Journal        "Technology in banking today refers to everything from internal operating systems to
              Thursday        providing customers with Internet banking and phone banking and building sophisticated
     November 27, 1997        databases of customer information that can be used to sell products more efficiently.
                              What banks seek is the ability to provide personalized service at every point of contact."


                                                         [PEROT SYSTEMS LOGO]  2

NOTES

STRATEGIC CONTEXT TRANSLATED...
--------------------------------------------------------------------------------


* The primary emphasis among financial institutions is no longer on cost reduction


* The primary emphasis is now on:

  - retaining customers and gaining new ones

  - leveraging IT expenses

  - generating revenue


                                                         [PEROT SYSTEMS LOGO]  3

NOTES

Context (continued) -- Limitations of Current Industry Practices/Products
----------------------------------------------------------------------------

                                   CONDITION

-- Customer access to all their information and transactions - anyway, anywhere, anytime

--   Individual customer defined products and services

--   No brand loyalty

--   Pace of technology advancement

--   Technology created markets and channels

--   Shortening of product/service Life Cycles

--   Customers choice of global service providers

-- Consolidation within Financial Services and across other industry groups

--   Entry of new, nimble, non-traditional players

--   Stranded Assets

     --   Sunk cost of architecture and hardware

     --   Information stovepipes and old applications

     --   Dated people skills

     --   psychical plans

--   Lack of meaningful measures of success

--   Which customers should the client seek and retain

-- Which products and services should the client be selling to its customers

--   The struggle to determine the way forward

     --   How much to invest and where?

     --   Where to get the management bandwidth and skilled people?

     --   What are the costs and risks of changing versus not changing?

     --   How to get projects completed successfully?

                                                         [PEROT SYSTEMS LOGO]  4

NOTES

SERVICES STRATEGY
-------------------------------------------------------------------

-- MISSION: To be the world leader in technologies that enable our clients to attract and retain customers by...

     --  managing customer and marketing information;

     --  getting products and services to market rapidly; and

     --  containing costs.


--   OBJECTIVES

     --  Sign and retain long-term profitable relationships

     -- Select our clients based upon a mutual fit of cultures and long-term goals

     -- Build a market reputation for delivering solutions oriented to our clients' customers

     -- Build and retain an integrated team of outstanding people with both technology and business skills

     -- Continue to evolve our business approach and offerings as the market changes


--   KEY STRATEGIC ELEMENTS

     -- Our industry view of what capabilities our clients need to attract and retain customers

     -- Our view of ourselves and the capabilities we need to help our clients attract and retain customers

                                                         [PEROT SYSTEMS LOGO]  5

NOTES

--------------------------------------------------------------------------------

     -    GFS Strengths

          -    Client relationship management

                    o    Industry knowledge                      [VARIOUS LOGOS]

                    o    Market orientation

          -    Creative business construction

          -    Big enough to play, yet very agile

          -    Rapid time to market, on schedule, on budget delivery

          -    Legacy systems development and operations

          - Client/server distributed network systems development and operations

          -    Technical Expertise

                    o    Legacy-network integration

                    o    Internal/Intranet/E-commerce                 [GRAPHIC]

                    o    Imaging and work flow

                    o    Data mining/Data warehousing.

                                                         [PEROT SYSTEMS LOGO]  6

NOTES

--------------------------------------------------------------------------------

     -    Business Approach

          -    Customer issues focus

          -    Integrated solutions

          -    Complete or concept, not price or product

          -    Leverages existing success

          -    Processes in place and core teams exist

     -    Technology Approach

          -    Build solutions that integrate technology and business strategy

          -    Base solutions on reusable work products

          - Build utilities that take advantage of new opportunities for scale

          -    Focus on client customer acquisition and retention

          -    Make increased client revenue integral to our business model

          -    Use advanced technologies to reduce time to market

          -    Provide proven rapid cost containment from consolidation

                                                         [PEROT SYSTEMS LOGO]  7

NOTES

--------------------------------------------------------------------------------

- Mission: To be the world leader in technologies that enable our clients to attract and retain customers by...

                                                                                getting products
                                                           managing customer    and services to
                                                           and marketing        market rapidly;
                                                           information          and                containing costs

-    Offerings: Domain Specific...

     1    -    Large-Scale Applications Development                                    X                  X

     2    -    Infrastructure Management and Operations

               -    Mainframe                                      X                                      X

               -    Distributed

     3    -    Project Management                                  X                   X                  X

     4    -    Process Enhancement                                 X                   X                  X

     5    -    Security Improvement                                X                                      X

     6    -    Architecture                                        X                   X                  X

                                                            [PEROT SYSTEMS LOGO]

CRM - Driven by increasingly sophisticated and demanding customer expectations, financial institutions are becoming one-step, fully integrated providers while relying with increasing frequency on service utilities to provide non customer-facing transactions support. Able to...

automate and integrate business processes

     develop data warehousing and data mining capabilities by building and maintaining:

          Customer Information Files (CIFs), as depositories of static customer data

          Marketing Customer Information Files (MCIFs) to promote proactive marketing activities

          Customer Information Systems (CIS), which integrates all data for modeling purposes leverage technical resources and non-proprietary applications by creating revenue generating service utilities

Rapid Development - The compression of product life cycles, and the realization that competitive advantage is realized not so much through advanced technologies but through the ability to manage advanced technologies, is driving the demand for rapid development capabilities. Able to...

     implement business drive technology decisions by identifying business drivers and using these to make application and technology decisions develop enterprise computing architectures

     provide scalable development processes for:

          building applications that continue to be effective as system partners increase segmenting application or system development to enable several teams to work on discrete project issues, resulting in a cohesive effort as projects scale up trace requirements to object oriented building blocks through analysis, design, coding, integration and testing

Consolidation - Globalization, vertical and horizontal consolidation, legacy to network migrations and increasingly sophisticated customer expectations are forcing enterprise solutions that fully integrate not only technologies but business processes and people. Able to...

     develop fully integrated strategic business, technology and people solutions replace intra-business functional stovepipes with more efficiently integrated, customer oriented processes relocate and integrate technology and resources to better achieve global capacity address and resolve cultural resistance in change

Networked Environments - Client/server, distributed and open systems are gaining in sophistication, computing power and general popularity, currently as an extension of, but eventually as a legitimate alternative to, legacy systems. Able to...

develop effective strategies for implementing network computing solutions reduce IT expenses, while delivering more complex and flexible infrastructures and applications deal with the network bandwidth explosion

     address rapidly growing network and systems management issues provide meaningful differentiation to enterprise capabilities while standardizing IT services, products and packages select best-of-breed packaged applications

Legacy Systems - are still critical and will remain critical through the near future. Able to...

     maintain their current legacy systems

     integrate these systems with those obtained through acquisition and merger integrate these systems with new technologies (client/server, distributed systems)

     address Y2K and Euro conversion issues on all critical applications plan effective strategies to install more advanced and more flexible technologies migrate, in the longer run, away from the legacy environment

Internet/Intranet/e-Commerce - The currently small but rapidly expanding and evolving digital marketplace requires multi-enterprise, platform independent digital connectivity and an expanded (i.e., an end-to-end) definition of the transaction. Able to...

     understand the key business ramifications of the Internet and make effective use of enterprise intranets build multi-enterprise digital commerce capabilities in a staged fashion based on user response to evolving marketplaces achieve momentum by building partnerships that will become the foundation of a broadening set of services as marketplaces evolve foster "Long Running Transaction" activities, including:

          the gathering of information about products

          the search for products which meet a set of criteria

          negotiating terms with a vendor

          product acceptance post-purchase

          reconciling the invoice, packing slip, and purchase order

          supplier evaluation

                                                        [PEROT SYSTEMS LOGO]   8

NOTES

MARKET-FACING STRUCTURE
--------------------------------------------------------------------------------

                      POTENTIAL VALUE OF THE RELATIONSHIP

                                   [GRAPHIC]



                                                         [PEROT SYSTEMS LOGO]  9

NOTES

Background Information
-------------------------------------------------------------------------------


                                Resource Gaps in
                        Prospective Client Organizations

                                The Opportunity


                                                        [PEROT SYSTEMS LOGO]  10

NOTES

Resource Requirements
-------------------------------------------------------------------------------

     1998...

                         [CHART]


                                                        [PEROT SYSTEMS LOGO]  11

NOTES

-------------------------------------------------------------------------------

     1998...



                                    [CHART]


                                                         [PEROT SYSTEMS LOGO] 12

NOTES

-------------------------------------------------------------------------------

     1998...



                                    [CHART]

                                                        [PEROT SYSTEMS LOGO]  13

NOTES

-------------------------------------------------------------------------------

     1998...


                                    [CHART]


                                                        [PEROT SYSTEMS LOGO]  14

NOTES

-------------------------------------------------------------------------------

     1998...


                                    [CHART]


                                                        [PEROT SYSTEMS LOGO]  15

NOTES


                                                            [PEROT SYSTEMS LOGO]
--------------------------------------------------------------------------------
                                                           Travel Industry Group

                                                               Strategy Overview
                                                                       May, 1998

                                                         [PEROT SYSTEMS LOGO]  1

NOTES

Travel Industry Overview
--------------------------------------------------------------------------------
The travel industry business model is changing......

                                    [CHART]


                                                         [PEROT SYSTEMS LOGO]  2

NOTES

OUR STRATEGIC FOCUS...
--------------------------------------------------------------------------------


              ....has narrowed from many industry segments to two


                                   [GRAPHIC]


Travel Industry Group Strategy                            [PEROT SYSTEMS LOGO] 3
May, 1998

NOTES

OUR TEAM IS FOCUSED ON THE RIGHT OPPORTUNITIES.....
--------------------------------------------------------------------------------


                             TRAVEL INDUSTRY GROUP
                           BUSINESS DEVELOPMENT TEAM

                                   Bill Doody


                  CAR RENTAL                        HOSPITALITY

                  Bill Doody                        Barry Kotar
                 David Joslin                     St. John Murphy


        SUPPORT                                                CONSULTING

    Lillian Hartung                                         Robert Verasdonck
      Jim Kathman                                              Dick Nauman
                                                          (industry consultant)


Travel Industry Group Strategy                            [PEROT SYSTEMS LOGO] 4
May, 1998

NOTES

BALANCING STRATEGIC SELLING AND OPPORTUNISM
--------------------------------------------------------------------------------


     * WE WILL REMAIN OPPORTUNISTIC/MARKET FOCUSED

       - it has driven the business so far

       - interesting opportunities will always present themselves


     * TO DRIVE AN 'ACTIVE SALES ENGINE' WE ALSO MUST BE STRATEGIC

       - create capabilities to match market opportunity

       - target sell

       - sustainable growth for '98 and beyond


Travel Industry Group Strategy                            [PEROT SYSTEMS LOGO] 5
May, 1998

NOTES


                            THE CAR RENTAL INDUSTRY






Travel Industry Group Strategy                            [PEROT SYSTEMS LOGO] 6
May, 1998

NOTES

Our Strategy in Car Rental....
-------------------------------------------------------------------------------
is centered around Greenway

                          Other car rental companies?

Europcar                              ???                 National Australia
        Done - 1992                                    ???

                                    Greenway
National  Done - 1997           (our proprietary        ??? CarTemps
                               car rental system)
Alamo   -- selling
                      ???                         ???
       National Europe                                 Information Utility



Travel Industry Group Strategy
May, 1998

                                                          [PEROT SYSTEMS LOGO] 7

NOTES

Our current focus in the car rental industry
-------------------------------------------------------------------------------
The Republic business strategy..."cradle to grave" auto's



                                                        Financing
                     Car Rental

    Car
Manufacturers                         AutoNation


                    Dealership                          Service




Travel Industry Group Strategy
May, 1998
                                                          [PEROT SYSTEMS LOGO] 8

NOTES

Our current focus in the car rental industry...
-------------------------------------------------------------------------------
....is on Republic Industries' Auto Rental Group (ARG)


                                             Key Business Issues
                                                o  Multiple Brands
    National                                    o  Alamo Strategic Direction
    (Business)                                  o  98 profitability improvement
                                             ==================================
                 Alamo                       are being addressed by
                (Leisure)                    the Consulting Group
                                                o  signed $3m contract - Jan 98

                                   National Europe
                                     (Europe)

                                                           CarTemps
                                                         (Replacement)

Key Technology Issues
   o  implementing odyssey
   o  shared services
=============================
....are being addressed by Sales & Operation Teams

Travel Industry Group Strategy
May, 1998

                                                          [PEROT SYSTEMS LOGO] 9

NOTES

New business opportunity in car rental.....
------------------------------------------------------------
.....a car rental industry utility


                                    (CHART)

Travel Industry Group Strategy
May, 1998                                                [PEROT SYSTEMS LOGO] 10

NOTES

                            The Hospitality Industry















Travel Industry Group Strategy
May, 1998

                                                         [PEROT SYSTEMS LOGO] 11

NOTES
Key issues in the hospitality industry
--------------------------------------------------------------------------------

-Industry is consolidating (new people, new money)
     -Starwood/Westin/Sheraton     Hilton/Hilton Int
     -HFS (Days, HoJo, Ramada)     Marriott/Renaissance
     -Promus/Doubletree
      Pegasus/HCC/Thisco

-Hotel system integration-an industry problem
     -CRS/PMS providers are small, unstable and fragmented

-Hotels need the CRS systems to evolve.......
     -into customer focused systems to build customer loyalty
     -into integrated sales and marketing systems

Travel Industry Group Strategy
May, 1998

                                                         [PEROT SYSTEMS LOGO] 12

Our Strategy in the hospitality industry
-------------------------------------------------------------------------------

-Influence "new breed of hotel owners"

     -leverage Perot Systems' technical expertise

     -leverage Perot Sytems' hotel industry expertise

     -manage consolidation/integration challenges

-Address hotel integration needs

     -leverage Perot Systems' system integration capabilities

-Build a 'breakthrough' hotel system

     -Work with a partner

     -Develop integrated Property Management System (PMS)/Central
      Reservation System (CRS)

Travel Industry Group Strategy
Map, 1994

                                                         [PEROT SYSTEMS LOGO] 13

NOTES

OUR CURRENT FOCUS IN THE HOSPITALITY INDUSTRY
--------------------------------------------------------------------------------
                            [logo] STARWOOD LODGING
                          116 hotels - multiple brands

             Purchased - 1997                          Closed - Feb '98


[LOGO]                       $500K Study - Jan '98                  [LOGO]
  110 hotels                                                      450 hotels
'97 rev = $5 million
'98 rev = $8 million

                               OUR RECOMMENDATION

                         - Select one system (Sheraton)
                         - Consolidate in one data center
                         - Reduce cost
                         - Develop "future" system to drive revenue growth
                         - Select Perot Systems as a partner


Travel Industry Group Services
May 1998                                                 [PEROT SYSTEMS LOGO] 14

NOTES

NEW BUSINESS OPPORTUNITY IN HOSPITALITY
--------------------------------------------------------------------------------

....help the industry move from...               to...
   Discrete expensive systems and               Distributed systems
   interfaces decreasing functionality          transparently connected

   Customer                [CHART]    [CHART]   Customer         Customer
   Travel agent                                                 Data Mining
                                                Travel agent

       Internet            [CHART]              Internet         Network
                                                                  Switch
           CRO             [CHART]    [CHART]   CRO
        Hotel                                   Complex
    Res. Office            [CHART]    [CHART]   Res. Center      [CHART]

Travel industry group strategy
May 1998                                                 [PEROT SYSTEMS LOGO] 15

NOTES


Travel Industry Group Performance ('96-'98) . . .
A comparison of Actual vs. Plan
--------------------------------------------------------------------------------


                                    [GRAPH]


                                                         [PEROT SYSTEMS LOGO] 16

NOTES


Financial - Comparison to Industry Peer Group
Incubating industry groups only . . .
--------------------------------------------------------------------------------



[CHART]                                                                  [CHART]

Travel Industry Group Strategy
May, 1998                                                [PEROT SYSTEMS LOGO] 17

NOTES


Financials - Comparison to all Industries
Exclusive of GFS . . .
--------------------------------------------------------------------------------

              [CHART]                                      [CHART]


Travel Industry Group Strategy
May, 1998
                                                      [PEROT SYSTEMS LOGO]    18

NOTES

Travel Industry Group Service Design
--------------------------------------------------------------------------------

                                  Sales Funnel
                                    May 1998


                                    [GRAPH]



                                                         [PEROT SYSTEMS LOGO] 19
Travel Industry Group Strategy
May, 1998

NOTES


Our current and potential clients in car rental . . .
--------------------------------------------------------------------------------
are pushing Perot Systems toward industry dominance

         Rank     Company           Mkt Share(*)      Ownership                  IT Provider
         ----     -------           ------------      ---------                  -----------
          1       Hertz                 24%           IPO                        Internal
          2       Avis                  22%           Cendant                    Wizcom
          3       Alamo                 13%           Republic                   Perot
          4       National              13%           Republic                   Perot
          5       Budget                10%           Private                    Wizcom
          6       Enterprise             6%           Private                    Internal
          7       Dollar                 4%           Dollar Thrifty Group       Perot
          8       Thrifty                2%           Dollar Thrifty Group       Perot

(*) 1997 Airport Market Share (airport rentals account for 92% of total rentals)
Source: Auto Rental News' 1998 Fact Book

Travel Industry Group Strategy
May, 1998

                                                        [PEROT SYSTEMS LOGO]  20

NOTES


Our current and potential customers in hospitality . . .
--------------------------------------------------------------------------------
would form a diverse portfolio of hotel companies


                                    [GRAPH]

Travel Industry Group Strategy
May, 1998


                                                        [PEROT SYSTEMS LOGO]  21

NOTES


         [ENERGY LOGO]


                                Energy Strategy

                               Executive Summary
                              (April 27th Version)


                                                          [PEROT SYSTEMS LOGO] 1

NOTES

What are we trying to accomplish and, over what time frame?
The Challenge.....

                                     [GRAPH]

                         1995     1996     1997     1998      1999     2000     2001     2002
                         ----     ----     ----     ----      ----     ----     ----     ----
Annual Revenue ($M):       54       53       96       98       118      141      169      203
Base Revenue ($M):         38       43       40       50        60      101      116      146
---------------------------------------------------------------------------------------------
Backlog ($M):             332      291      280      260       420      390      550      460
---------------------------------------------------------------------------------------------

Rev Growth Rate (%):       25       17       55        0        20       20       20       20
Base Growth Rate (%):      25       13      (16)      25        20       68       15       26
Operating Margin (%):      23       24       24       25        22       23       24       25

                                                            [PEROT SYSTEMS LOGO]

NOTES


What are we trying to accomplish and over what time frame?
IT and Services Portfolio...


                                    [CHART]


                                                         [PEROT SYSTEMS LOGO]  3

NOTES


How Is This Different From What We Are Doing Today?
PSC's Current Energy Practice....

          -    Formulated          1992
          -    Accounts            5 (EME, SCE, C&SW, ISO, PX)
          -    People              750
          -    Growth              CAGR 27%
          -    1997 Highlights
               -    Growth         55%
               -    Revenue        >10% PSC
               -    Account of Reference
          -    Significance
               -    First Outsource in U.K.
               -    At the "pit face" of U.K. deregulation
               -    Built USA's fist retail ISO in California
               - Heavily involved in forefront of Calif deregulation - leading US market
               -    Highly visible industry subject matter experts.


                                                                              4
                                                           [PEROT SYSTEMS LOGO]

NOTES


                How Is This Different From What We Doing Today?
                    Developing our Sales Services Pipelines


                                    [CHART]


                                                                              5
                                                           [PEROT SYSTEMS LOGO]

NOTES


                       What Is Our Vision of the World?
                          The Energy Market Place...


                                    [CHART]

                                             -    Capital Intensive
                                             -    Financially Solid
                                             -    Global Change
                                             -    From Monopolistic to
                                                  Open Markets
                                             -    Consolidation
                                             -    New Entrants Emerging
                                             -    Processes Unbundling

Annual IT Spend (Rate)

          -    Chemicals      3.5 (7%)
          -    Oil            4.5 (8%)
          -    Mining         1.5 (2%)
          -    Utility        6.0 (20%)

* "Compliance", or market restructuring efforts, can be expected to significantly increase the Utilities' IT spending patterns


                                                                              6
                                                           [PEROT SYSTEMS LOGO]

NOTES


                       What Is Our Vision of the World?
           A Propensity for Change which will yield opportunities....

The future shape of things to come:

Utilities will be forced to spend significant IT moneys to meet statutory market restructuring "compliance" requirements, e.g. "Rule of Thumb". $100 for @ customer. These expenditures are over and beyond normal annual IT spends.


                                    [GRAPH]

                                                          [PEROT SYSTEMS LOGO] 7

NOTES
Our New Approach & Why We Feel It Will Succeed.
Our Focus.....


* Exploit our knowledge of the deregulatory markets in U.K. and California to design & roll-out (4) integrated service offerings focused on developing significant replicable transaction-based services & annuity enterprises

* Design and develop multi-industry strategic service offerings e.g. integrated Supply Chain Management, Settlements & Cleaning, etc., building upon PSC's strategic competencies

* Create incubators for developing PSC's competencies in strategic delivery capabilities e.g. Software factory and off-shore application development production

* Find and close a long-term anchor contract creating backlog to balance our service portfolio and providing a commercial platform from which we can build and develop our teams

* Leverage our present relationships winning more of the business and technology services from our existing clients

* Build information systems & infrastructures enabling our clients to adapt rapidly to market changes increasing their competitiveness and securing high return on IT investments

* Select and develop 5 leaders to be delivered as Corporate leadership resources


                                                          [PEROT SYSTEMS LOGO] 8

NOTES

                OUR NEW APPROACH & WHY WE FEEL IT WILL SUCCEED.
                         A MARKET ENTRY STRATEGY......

                           [CHANNELS TO MARKET CHART]

                                                          [PEROT SYSTEMS LOGO] 9

NOTES

What Effect Will This Have On Our Client?
The Value Proposition or What's In It For Me?

                                          CEO                                     PSC
--------------------------------------------------------------------------------------------------------
1. SERVICE                         -REDUCED "TIME TO MARKET"          -CREATION OF DIGITAL COMMERCE
   INFRASTRUCTURE:                 -LARGE SCALE COST                   VP, TRANSACTION ENGINE
                                    REPRODUCTION                      -LONG TERM SERVICE CONTRACTS
                                                                       & BACKLOG
                                   -CASHFLOW IMPROVEMENTS             -FOUNDATIONS FOR INFOR
                                                                       CLEARINGHOUSE & OTHER
                                                                       VALUE-BASED ENTERPRISES
--------------------------------------------------------------------------------------------------------

2. MARKET                          -STATUTORY LEGAL                   -CREATION OF BLUEPRINT FOR
   RESTRUCTURINGS                   COMPLIANCE                         REPEATABLE PROCESSES HIGH
                                                                       REVENUE OPPORTUNITIES
                                   -LEVERAGING ASSETS                 -POSITIONING FOR FUTURE TECH O/S
                                   -BUILDING "GROWTH"
                                    ACQUISITION ENGINES

   ENERGY TRADING                  -SIGNIFICANT                       -HIGH MARGIN & PERFORMANCE
   & RISK MANAGEMENT                COMPETITIVE ADVANTAGE IN
                                    "HIGH STAKES" GAME
                                   -RISK MITIGATION                   -BASIS OF ALLIANCE WITH MARKET
                                                                       MAKERS
--------------------------------------------------------------------------------------------------------


3. PROD & SVC                      -NEW REVENUE SOURCES               -CREATE & OPERATE ANNUITY SERVICES
   INNOVATION                      -NEW MARKET ENTERPRISES            -NEW SERVICE ENTERPRISES-ORGANIC
                                                                       GROWTH ENGINES
--------------------------------------------------------------------------------------------------------

                                                                             10
                                                           [PEROT SYSTEMS LOGO]

NOTES

[LOGO]    What Are The Risks and Our Plan for Dealing With Them?
          Our Issues and Our Responses...


               ISSUES                                                         RESPONSES
--------------------------------------------------------------------------------------------------------------------------
-  Create Predictable Future                 -  Develop (J) Synergic service offerings founded on market change &
   Revenue & Growth                             multi-industry applications
                                                   -  Compliance Engine: ServCo
                                                   -  Integrate Supply Chain Management
                                                   -  Settlements & Cleaning
                                                   -  Retail Systems & Infrastructure
                                             -  Jointly develop "Enterprises" with our clients creating leveraged
                                                Intellectual Property and serving as future organic growth engines, e.g.
                                                EnerACT, OnSight
===========================================================================================================================
-  Develop Processes to Produce              -  Create an EME "breakdown" for developing PSC's delivery responsibilities
   Predictable Delivery Results                 e.g. Software facility & offshore application development
   Leveraged Across PSC                      -  Leverage the replacable & operable processes formed around the strategic service offerings
===========================================================================================================================
- "Source" the Resources & Talent            -  Develop a leadership pipeline for the industry group & the
  Required to Build and Lead the Business       Corporation
                                             -  Develop "solution" provider alliances
                                             -  Create recruitment strategies & contingency development plans licensed around our strategic services offerings
===========================================================================================================================
- Address our Financial Exposure in          -  Sign new "long-term" European business eg., Rome, Eastern Group
  Having one client Comprising such          -  Sign on another business in USA with long-term revenue (5-10 years)
  a Large % of our Business                  -  Establish a balanced portfolio of businesses across geographic and IT continuums
---------------------------------------------------------------------------------------------------------------------------

                                                         [PEROT SYSTEMS LOGO] 11

NOTES

[LOGO]    How Long Will It Take & What Will It Cost?
          Summary...

     WHAT ARE THE                                 CHANNELS                                    RESKILL &
     INVESTMENTS?                                 TO MARKET                                    REALIGN
-----------------------------------------------------------------------------------------------------------------------
-  Create Strategic Service Offerings:
1. Compliance Engine                      - Develop ServCo with              - Incorporate ECOS & Web NT
                                            Sempre SAP or Oracle
2. Integrated Supply Chain                - Develop with Shell               - Establish a Supply Chain Competency
   Management

3. Settlement & Clearing                  - Target Call Industry Mkt         - Leverage Benton's payments &
                                                                               cleaning expertise
4. Retail Systems & Infrastructure        - LG&E(RAS): NGC, Sheet            - ECOS structures & services
=======================================================================================================================
- Develop "Enterprises" & supporting
  service infrastructures for:
1. EnerACT with EnerSHOP                  - Joint Venture                    - Real-time SCADA talents

2. "Onsight" with EnerShop                - Consortium/Perot Group           - Doblin, web-technology, ECOS

3. "Home" Retail Services Advisor         - Consortium Shell, NGC,           - Doblin, web-technology, ECOS
                                             LG&E MCN, etc.
=======================================================================================================================
- Develop an "Anchor" Account in          - LG&E, Sempra, NGC                - Technology infrastructure & delivery
  the US
=======================================================================================================================
- Investigate Development of              - LG&E LD, NGC                      - Trading Infrastructure
  Trading Back Office Service
  Offering
-----------------------------------------------------------------------------------------------------------------------

                                                         [PEROT SYSTEMS LOGO] 12